Common Shareholders' Equity	12 Months Ended
Dec. 31, 2016
Stockholders' Equity Note [Abstract]
Common Shareholder's Equity

Note 15 Common Shareholders’ Equity

Tax-Deferred Savings Plan

U.S. Cellular has reserved 67,215 Common Shares for issuance under the TDS Tax-Deferred Savings Plan, a qualified profit‑sharing plan pursuant to Sections 401(a) and 401(k) of the Internal Revenue Code.  Participating employees have the option of investing their contributions in a U.S. Cellular Common Share fund, a TDS Common Share fund or certain unaffiliated funds.

Series A Common Shares

Series A Common Shares are convertible on a share-for-share basis into Common Shares.  In matters other than the election of directors, each Series A Common Share is entitled to ten votes per share, compared to one vote for each Common Share.  The Series A Common Shares are entitled to elect 75% of the directors (rounded down), and the Common Shares elect 25% of the directors (rounded up).  As of December 31, 2016, a majority of U.S. Cellular’s outstanding Common Shares and all of U.S. Cellular’s outstanding Series A Common Shares were held by TDS.

Common Share Repurchase Program

In November 2009, the Board of Directors of U.S. Cellular authorized the repurchase of up to 1,300,000 Common Shares on an annual basis beginning in 2009 and continuing each year thereafter, on a cumulative basis.  In December 2016, the U.S. Cellular Board amended this authorization to provide that such amount will be any amount from zero to 1,300,000 beginning on January 1, 2017, as determined by the U.S. Cellular Pricing Committee, and that if the Pricing Committee did not specify an amount for any year, such amount would be zero for such year.  The Pricing Committee did not specify any increase as of January 1, 2017.  The Pricing Committee was also authorized to decrease the cumulative amount of the authorization at any time, but has not taken any action to do so at this time.  As a result, there was no change to the cumulative amount of the share repurchase authorization as of January 1, 2017.  As of December 31, 2016, the total cumulative amount of Common Shares authorized to be purchased is 5,900,849.  The authorization provides that share repurchases will be made pursuant to open market purchases, block purchases, private purchases, or otherwise, depending on market prices and other conditions.  This authorization does not have an expiration date.

Pursuant to certain employee and non-employee benefit plans, U.S. Cellular reissued the following Treasury Shares:

Year Ended December 31,	2016	2015	2014
(Shares in millions)
Treasury Shares Reissued	1	–	–